UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2013

Date of reporting period: October 31, 2013

Item 1. Reports to Stockholders.

The Advisors' Inner Circle Fund

SANDS CAPITAL

The Sands Capital Global Growth Fund

Annual Report

October 31, 2013

Investment Adviser:
Sands Capital Management, LLC

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2013

The Fund files its complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-826-5646; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2013

Dear Shareholder:

We are pleased to provide you with the Annual Report for the Sands Capital Global Growth Fund (the “Fund”) for the year ended October 31, 2013. During the past year, the Fund’s Institutional Shares and Investor Shares returned 28.99% and 28.71%, respectively, compared to a 23.29% return for the MSCI All Country World Index (ACWI).

On a relative basis, the top five contributors to annual performance were Baidu, Facebook, ASML Holding, ARM Holdings, and Amazon.com. Baidu was added to the Fund in the second quarter of 2013. It is China’s leading Internet search engine, controlling over 75 percent of paid search and an even larger share of search queries. The company generates revenue by matching businesses with potential customers through the placement of relevant ads, triggered by keyword searches. Search ads are attractive to advertisers because user interest is clear and, unlike most traditional ads, performance is measurable. We think the Chinese internet is relatively early in its development and expect search engines to become more important and more frequently visited as website proliferation increases, consumer consumption rises, and e-commerce grows. We believe Baidu continues to make significant progress in extending its leadership position from desktop search to the fast-growing mobile search space. While mobile search monetization in China is nascent, we are seeing positive early indicators it will gain meaningful traction as it has in other countries, and view Baidu as the clear leader in the space. We also believe the advertising market in China will continue to grow and expect online advertising — and therefore Baidu — to take an increasing share of this attractive market.

The top five relative detractors from performance were Intuitive Surgical, Apple, Hero MotoCorp, Petrofac, and BM&F Bovespa. In recent quarters a number of Petrofac’s Engineering and Construction (E&C) peers have reported execution issues and resulting profit warnings. These announcements have pressured the stock prices of companies operating in the European/Middle Eastern oilfield E&C space — including Petrofac. However, we do not anticipate Petrofac will face similar issues and remain confident in the business’ fundamentals. The E&C business model is inherently risky because projects are awarded on a fixed-price basis, and therefore the construction companies bear the risk of cost overruns. Essentially, there are two major risks in the business — pricing & execution — and we believe Petrofac takes significant steps to mitigate both. The company

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has a highly disciplined approach to bidding and project selection, conservative accounting practices, a culture of ownership and accountability, a concentrated portfolio, and a management team that takes a hands-on approach to managing risk. In our view, these are industry-leading practices that have enabled Petrofac’s execution to be best-in-class in an otherwise challenging space. Importantly, Petrofac’s bidding pipelines for its Engineering, Construction, Operations and Maintenance, and Integrated Energy Services segments remain robust. We think these pipelines are the best indication of the company’s growth potential and we remain confident Petrofac will continue to apply its disciplined approach when bidding on projects. While the company’s stock might be pressured in the near term, we believe Petrofac is well-positioned to generate sustainable, above-average growth over the long term.

Macro “Headwinds and Tailwinds” Frameworks in Action

Negative news, forecasts, and predictions about emerging markets dominated headlines throughout the third quarter. External forces — most notably expectations of tapering by the U.S. Federal Reserve — could stall growth in some of the fastest-growing countries, making many investors anxious. However, while it is easy to lump these countries together, their inherent diversity means it’s best to assess them individually. Our country-specific, proprietary “Headwinds and Tailwinds” macroeconomic frameworks help us do this.

These frameworks highlight a number of emerging market countries that remain structurally challenged and others primed for long-duration secular growth. For instance, despite uncertainty surrounding upcoming elections, a recent economic slowdown, currency headwinds, and an underperforming stock market, when we analyze India through the long-term lens of our macro framework, we see opportunity.

We’ve continually updated and refined our India framework as we’ve performed on-the-ground research and monitored events from our offices in Virginia since the inception of the Fund. Over the past year, we watched the country come dangerously close to crisis. However, our work suggests this threat of crisis is acting as a catalyst and today we think India is nearing a positive inflection point.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
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How We Use Headwinds and Tailwinds Frameworks

A good, attractively valued company can be a bad investment if it is exposed to a poor macroeconomic environment. We develop and continually update country-specific Headwinds and Tailwinds frameworks to help us understand macro risks and opportunities. These tools help us analyze macro forces by distilling large amounts of information, monitoring country-specific metrics, organizing our thoughts and expectations, and directing our focus to “What Matters” relative to our long-term investment horizon.

With both new opportunities and current holdings, we concurrently assess each company against the relevant macroeconomic framework. This separation of our company-specific and country-specific research is deliberate. We believe it helps to eliminate country-specific biases and illuminate potential blind spots that might not be uncovered during our bottom-up, company-focused research process.

The frameworks also inform portfolio management decisions. They help us to make country, region, and sector allocations and to assess our exposure to overlapping growth drivers. Importantly, we don’t construct these frameworks to make a bold prediction about an event or outcome. Rather, we use them to identify country-specific risks, in an attempt to position ourselves to act ahead of anticipated inflection points.

India Headwinds and Tailwinds Framework: Dynamism vs. Dysfunction

We have long believed that India has world-class Tailwind potential. However, in recent years India’s dynamism has been overcome by its dysfunctions. “Dynamism” refers mainly to India’s powerful demographic tailwind and “dysfunction” to the headwinds created by poor policies and an inefficient political process.

As Asia’s third largest economy, there is a lot to like about India. However, we think one tailwind metric is more powerful than all others: demographics. With eight workers (ages 15-65) for every person age 65 or older1, the country has a relatively small number of dependents, which frees money for savings and investment. India’s young, entrepreneurial citizens crave a better life, which we believe they can attain, given their greater access to education and productivity-enhancing technology than earlier generations. If younger generations can use these advantages to

[1]	The World Bank

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innovate and build businesses, this should spur demand for goods and services, ultimately increasing consumption and investment, driving growth, and raising living standards.

However, until now the headwinds of policy stagnation and government dysfunction have overshadowed India’s dynamism. Much of the country’s dysfunction stems from under-developed state capacity and structural inefficiencies that are a legacy of the socialist, planned economy that prevailed until 1991, when economic liberalization began under pressure from the International Monetary Fund. Though progress has been made, major issues remain and impede economic growth. The factors of production (i.e., land, labor, and finance) remain highly inefficient due to excessive and often archaic regulations. Corruption persists, adding delays and expenses to vital projects. The highly inefficient tax system hampers intra-country trade, and basic services — including education, the judicial system, health care, and infrastructure — are lacking. We monitor these headwinds by looking at government policy (specifically its stagnation and increased populist spending), inflation (overall food prices are up about 18 percent year-over-year), and fiscal and current account deficits (at 4.9 percent of gross domestic product, India’s current account deficit is the world’s third highest).

The Indian government has the power to unlock the country’s demographic dividend and accelerate growth. For instance, building and improving infrastructure and easing restrictions on foreign ownership of businesses would encourage locals and foreigners to invest in India with greater conviction and less friction. Unfortunately, though reforms have been proposed, India’s divided, ineffective government has not acted on them. In 2012, India’s parliament passed only nine out of 84 pending laws.

Despite India’s attractive demographics, continued policy stagnation coupled with worsening economic indicators (gross domestic product growth slowed significantly to 4.8 percent year-over-year in the second quarter of 2012) led us to conclude that dysfunctions would suppress the country’s dynamism. As a result, through the spring of 2013 our Indian Macro Framework suggested headwinds would prevail, so we remained patient and selective when adding India-exposed businesses to the Fund.

Bottoming is a Process, Not a Point in Time

During 2012 and early 2013, the country’s fiscal and current account deficits continued their upward, unsustainable climb, leading to worries about India’s sovereign debt being downgraded to “junk” status, triggering fears

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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OCTOBER 31, 2013

of a real crisis. Our research suggested this threat was driving a sense of urgency that could push through stalled policies and ultimately result in deeper, fundamental structural reform. This would be a game-changer. A company-focused trip to India in June and a late-September macro-focused trip confirmed that, while there wasn’t a sense of panic within the government, there was a crisis atmosphere and clear sense of reform-minded urgency to get things done. Though many forces, especially politics, can slow reform, we think it is unlikely to be totally derailed, even with elections looming. As a result, in June we gained the conviction necessary to change our outlook for India from Headwinds to Bottoming, with a potential future shift to Tailwinds. This is a process that will take time and probably won’t happen without some additional short-term pain, which we are willing to trade for long-term gains from real structural reform.

Progress is visible in smaller policy changes that have already been implemented, including “stroke-of-the-pen” reforms, such as reducing subsidies for petroleum and fertilizer, power sector reform, and gradually opening up some sectors to foreign investment. To address infrastructure needs, the Cabinet Committee on Investment was created to fast-track important projects that had been in limbo due to government inefficiency or infighting. Jumpstarting these projects can have a ripple effect. We’ve seen cases where once the government begins work on a project, the private sector jumps in to enhance or extend the initial venture. We believe making progress on infrastructure is a key to unlocking major productivity gains and driving growth.

Importantly, long-term, structural reforms to enhance state capacity appear to be achieving viability outside the grasp of the election cycle, during which growth-suppressing policies are often promoted to win votes. Encouraging developments include proposed reforms of the financial sector, tax system, pensions, and welfare programs. The Indian Financial Code aims to reform the financial sector by modernizing regulations and consolidating the functions of a number of agencies. The Direct Tax Code would replace all existing income tax law to simplify the tax structure and aims to bring more people and companies into compliance. Another component of tax reform, the Goods and Services Tax, would create a single national tax system, making compliance easier and more effective while lowering corporate tax rates. This should increase the competitiveness of local manufacturers and generate higher government revenues. Other reforms are intended to bring greater efficiency while eliminating waste and corruption in pensions and welfare programs.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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There is also progress outside of Parliament. Ragahuram Rajan, the newly appointed governor of the Reserve Bank of India (RBI), seems to be positioning the RBI as a developed-world central bank, in terms of tools, sophistication, and communication. A successful transformation of the RBI, coupled with real underlying reform by parliament and special committees, could be a meaningful positive for India’s long-term economic backdrop, stability, and investor confidence. This could unleash the country’s latent dynamism.

What does this mean for the Fund?

We are continually identifying potential investments in India, and added two new companies during the last quarter: Jubilant FoodWorks and Titan Industries. We were ready to invest when our view of the macroeconomic environment improved because, even when we had a Headwinds outlook for India, we didn’t ignore the country’s compelling opportunity set. Instead, we continued to research the country and identified but “shelved” some Indian companies. This meant that research led to a purchase recommendation, but the portfolio management team delayed purchase. For Indian businesses in particular, purchase was delayed because of company valuations, the macro backdrop, or some combination of the two.

Recent market turbulence, coupled with the change in our outlook to “Bottoming,” gave us the opportunity to act on some of these recommendations. We have slowly increased our Indian exposure, which accounted for approximately 4.8 percent of the Global Growth Fund as of October 31, and will continue to look for opportunities when conviction and opportunity intersect.

Jubilant FoodWorks is the master franchisee of Domino’s Pizza in India. In our opinion, the company’s dominance (greater than 60 percent share of India’s organized pizza market2) and keen understanding of the local market enabled it to rapidly open and operate over 575 Domino’s stores across India. We think Jubilant can open at least 125 stores annually over our investment horizon while expanding its margins. Jubilant should benefit from India’s attractive demographics. As discretionary incomes and urbanization increase, more people can afford and access dining destinations outside their homes. While our Indian outlook was Headwinds, we refrained from initiating a position in the company because a negative macro backdrop is not a good environment for a business that

[2]	Jubilant FoodWorks 2012-2013 Annual Report

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relies on discretionary consumer consumption. Once our view changed to Bottoming, we initiated a small-bucket position (0-1.5 percent weight) in this business.

Titan Industries, another recent addition to the Fund, is India’s largest specialty retailer of jewelry, watches, and eyewear by store count and market share. It too should benefit from India’s demographic tailwind. Its primary customer base is middle- to high-income and salaried consumers — a group that expands as the economy develops and generates more private sector jobs. We think Titan has a long-duration domestic-growth opportunity and expect the company will take share in India’s largely informal jewelry market as its store footprint and customer base expand. We had followed Titan for some time but hadn’t purchased it due to concerns about gold regulation and price dynamics, in addition to macro issues. In late June, the government introduced a regulation (intended to improve the current account) that requires all gold imports to be paid for upfront and with cash. Previously, Titan could lease gold for 180 days, which helped to hedge costs and improve working capital. Though the regulation positioned Titan in front of short-term headwinds, making some investors uneasy, we determined that opportunity had intersected with our conviction in the company’s long-term growth potential. As a result, we initiated a small-bucket position.

Close to 50 percent of the inputs of Asian Paints, India’s dominant paint company, are effectively priced in U.S. dollars, making rupee depreciation a meaningful headwind. Though the rupee’s recent fall has slowed, the threat of further depreciation remains. Asian Paints can manage margin pressure by increasing prices thanks to its strong brand, which has historically enabled it to raise prices without losing market share. We think Asian Paints’ earnings power is significant enough to tolerate a mild ongoing currency drag, but additional depreciation could pressure short-term results and might unsettle investors focused on the near term. In spite of potential volatility, we retain conviction in the company’s long-term investment case.

We established a medium-bucket position (1.5-3.0 percent weight) in ITC Limited at the inception of the Fund, making it our longest-held Indian holding. In March, ITC was directly impacted by a government-mandated increase in cigarette taxes. However, the company’s pricing power allowed it to pass the tax increase on to consumers. Looking forward, we think growth in ITC’s core business will remain strong and are excited about the

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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company’s more nascent packaged foods business. We think the category has a long growth runway ahead of it, and expect growth will be driven by brand extensions and new products that target unmet consumer needs while leveraging the company’s current distribution capabilities. In our view, ITC remains one of the highest-quality growth businesses in India and is well positioned to navigate the current macro environment.

You Have to Be There, You Can’t Be Getting There

At Sands Capital, company fundamentals are the engine that drives our long-term investment results. However, we believe our Headwinds and Tailwinds frameworks enhance our ability to navigate macro environments across the globe. Though there are a lot of scary headlines about India, when viewed through the Sands Capital lens — a bottom-up and long-term perspective — we think the country might finally be positioning itself to unleash its Tailwind potential.

As India continues its bottoming process, we will patiently look for opportunities to initiate positions in companies “on the shelf” or to increase the weights of those already in the Fund. Importantly, we understand that meaningful long-term opportunities often appear during periods of great uncertainty. If we continue to conduct fundamental, bottom-up, company-specific research, and are at least directionally right on the key macro factors that matter, then we think we can better position our Global Growth Fund to benefit from long-term secular growth drivers around the world.

We greatly appreciate your interest and support, and we look forward to providing future updates on our investment approach and results.

Sincerely,

THE SANDS CAPITAL MANAGEMENT INVESTMENT TEAM

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of the Comparative Index

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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OCTOBER 31, 2013

GROWTH OF A $10,000 INVESTMENT

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31, 2013*
	1 Year Return	3 Year Return	Annualized Inception to Date**
Institutional Shares	28.99%	14.54%	16.47%
Investor Shares	28.71%	14.30%	16.23%
MSCI All Country World Index	23.29%	10.36%	9.81%

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on March 31, 2010.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 8.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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OCTOBER 31, 2013

SECTOR WEIGHTINGS (unaudited)†

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 96.7%
	Shares	Value
ARGENTINA — 3.4%
MercadoLibre	35,200	$4,739,152

BELGIUM — 1.5%
UCB	31,100	2,044,591

BRAZIL — 4.3%
BM&F Bovespa	448,000	2,525,774
Cielo	64,600	1,960,896
Natura Cosmeticos	44,900	897,920
Raia Drogasil	101,000	738,497

		6,123,087

CHINA — 5.5%
Baidu (Cayman Islands) Holding ADR *	48,400	7,787,560

INDIA — 4.6%
Asian Paints	176,764	1,551,629
ITC	659,500	3,595,029
Jubilant FoodWorks *	37,000	716,399
Titan Industries	152,000	660,880

		6,523,937

ITALY — 1.9%
Prada	280,600	2,736,149

NETHERLANDS — 6.0%
ASML Holding ADR, Cl G	66,200	6,265,168
Koninklijke Vopak	36,700	2,259,523

		8,524,691

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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COMMON STOCK — continued
	Shares	Value
SOUTH AFRICA — 4.1%
Naspers, Cl N	62,000	$5,799,328

SWITZERLAND — 2.0%
SGS	1,225	2,870,282

TAIWAN — 0.5%
Ginko International	35,000	668,323

THAILAND — 2.9%
CP ALL	3,289,200	4,147,826

UNITED KINGDOM — 7.8%
ARM Holdings	373,100	5,895,587
Petrofac	219,400	5,146,667

		11,042,254

UNITED STATES — 52.2%
Amazon.com *	15,200	5,533,256
Biogen Idec *	16,400	4,004,716
BioMarin Pharmaceutical *	57,000	3,580,740
Cerner *	59,600	3,339,388
Charles Schwab	214,900	4,867,485
Facebook, Cl A *	131,700	6,619,242
FMC Technologies *	40,400	2,042,220
Google, Cl A *	4,800	4,946,784
Intuitive Surgical *	4,900	1,820,350
Las Vegas Sands	58,800	4,128,936
Monsanto	45,800	4,803,504
National Oilwell Varco	32,200	2,613,996
NIKE, Cl B	43,800	3,318,288
priceline.com *	2,700	2,845,341
Regeneron Pharmaceuticals *	10,100	2,904,760
Salesforce.com *	103,800	5,538,768
Schlumberger	47,000	4,404,840
Visa, Cl A	34,400	6,765,448

		74,078,062

TOTAL COMMON STOCK (Cost $109,912,311)		137,085,242

TOTAL INVESTMENTS — 96.7% (Cost $109,912,311)		$137,085,242

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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OCTOBER 31, 2013

Percentages are based on Net Assets of $141,812,885.

*	Non-income producing security.

ADR	— American Depositary Receipt

Cl	— Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2013

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $109,912,311)	$137,085,242
Cash	3,758,365
Receivable for Investment Securities Sold	2,535,708
Receivable for Capital Shares Sold	53,192
Reclaim Receivable	28,246
Prepaid Expenses	12,879
Dividend Receivable	5,629

Total Assets	143,479,261

Liabilities:
Payable for Investment Securities Purchased	1,459,572
Payable due to Investment Adviser	80,677
Accrued Foreign Capital Gains Tax on Appreciated Securities	32,802
Payable due to Administrator	13,589
Payable due to Trustees	3,597
Chief Compliance Officer Fees Payable	3,007
Shareholder Servicing Fees Payable	794
Other Accrued Expenses	72,338

Total Liabilities	1,666,376

Net Assets	$141,812,885

NET ASSETS CONSIST OF:
Paid-in Capital	$112,260,447
Undistributed Net Investment Income	22,350
Accumulated Net Realized Gain on Investments	2,387,750
Net Unrealized Appreciation on Investments	27,172,931
Net Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	2,209
Foreign Capital Gains Tax on Appreciated Securities	(32,802)

Net Assets	$141,812,885

Net Asset Value Per Share — Institutional Shares ($137,612,128 ÷ 8,112,503 shares)	$16.96

Net Asset Value Per Share — Investor Shares ($4,200,757 ÷ 249,049 shares)	$16.87

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
FOR THE YEAR ENDED
OCTOBER 31, 2013

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$1,910,870
Less: Foreign Taxes Withheld	(46,445)

Total Investment Income	1,864,425

Expenses
Investment Advisory Fees	851,883
Administration Fees	160,000
Trustees’ Fees	14,763
Chief Compliance Officer Fees	8,748
Shareholder Servicing Fees — Investor Class	5,791
Transfer Agent Fees	75,689
Custodian Fees	55,589
Registration Fees	46,125
Legal Fees	32,886
Printing Fees	23,955
Audit Fees	22,632
Insurance and Other Expenses	15,593

Total Expenses	1,313,654

Less:
Waiver of Investment Advisory Fees	(205,409)
Fees Paid Indirectly	(4)

Net Expenses	1,108,241

Net Investment Income	756,184

Net Realized Gain (Loss) on:
Investments	2,447,035
Foreign Currency Transactions	(38,638)

Net Realized Gain	2,408,397

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	23,379,023
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	2,161
Foreign Capital Gains Tax on Appreciated Securities	(4,942)

Net Change in Unrealized Appreciation (Depreciation)	23,376,242

Net Gain on Investments and Foreign Currency Transactions	25,784,639

Net Increase in Net Assets Resulting from Operations	$26,540,823

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net Investment Income	$756,184	$33,614
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	2,408,397	(28,138)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Capital Gains Tax, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	23,376,242	2,616,647

Net Increase in Net Assets Resulting from Operations	26,540,823	2,622,123

Dividends and Distributions:
Net Investment Income:
Institutional Shares	(683,046)	—
Investor Shares	(12,150)	—

	(695,196)	—

Net Realized Gains:
Institutional Shares	(68,592)	(44,575)
Investor Shares	(1,449)	(1,380)

	(70,041)	(45,955)

Total Dividends and Distributions	(765,237)	(45,955)

Capital Share Transactions:
Institutional Shares
Issued	56,249,050	40,937,568
Reinvestment of Distributions	751,636	44,575
Redemption Fees (see Note 2)	1,229	3,001
Redeemed	(1,914,562)	(1,168,664)

Net Institutional Shares Transactions	55,087,353	39,816,480

Investor Shares
Issued	2,482,375	852,751
Reinvestment of Distributions	12,316	1,380
Redeemed	(171,002)	(97)

Net Investor Shares Transactions	2,323,689	854,034

Net Increase in Net Assets from Share Transactions	57,411,042	40,670,514

Total Increase in Net Assets	83,186,628	43,246,682

Net Assets:
Beginning of Year	58,626,257	15,379,575

End of Year (including Undistributed Net Investment Income of $22,350 and $0, respectively)	$141,812,885	$58,626,257

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (Continued)

	Year Ended October 31, 2013	Year Ended October 31, 2012
Shares Transactions:
Institutional Shares
Issued	3,874,792	3,161,847
Reinvestment of Distributions	55,044	3,930
Redeemed	(126,073)	(93,955)

Increase in Institutional Shares	3,803,763	3,071,822

Investor Shares
Issued	162,356	68,750
Reinvestment of Distributions	905	122
Redeemed	(12,186)	(7)

Increase in Investor Shares	151,075	68,865

Net Increase in Shares Outstanding	3,954,838	3,140,687

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Year/Period
	Institutional Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Period Ended October 31, 2010*
Net Asset Value, Beginning of Year	$13.31	$12.15	$11.49	$10.00

Income from Investment Operations:
Net Investment Income†	0.11	0.02	0.03	0.01
Net Realized and Unrealized Gain	3.71	1.18	0.66	1.48

Total from Investment Operations	3.82	1.20	0.69	1.49

Dividends and Distributions from:
Net Investment Income	(0.15)	—	—	—
Net Realized Gains	(0.02)	(0.04)	(0.03)	—

Total Dividends and Distributions	(0.17)	(0.04)	(0.03)	—

Redemption Fees^	— ^^	— ^^	—	—

Net Asset Value, End of Year	$16.96	$13.31	$12.15	$11.49

Total Return††	28.99%	9 .90%	6.02%	14.90%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$137,612	$57,329	$15,027	$5,207
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%	1.10	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	1.30%	2.35%	5.42%	13.43	%**
Ratio of Net Investment Income to Average Net Assets	0.76%	0.13%	0.26%	0.11	%**
Portfolio Turnover Rate	33%	21%	19%	17	%***

*	Commenced operations on March 31, 2010.
**	Annualized
***	Not annualized.
†	Per share calculations were performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.
^	See Note 2 in the Notes to the Financial Statements.
^^	Amount less then $0.01.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout The Year/Period
	Investor Shares
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Period Ended October 31, 2010*
Net Asset Value, Beginning of Year	$13.24	$12.11	$11.48	$10.00

Income from Investment Operations:
Net Investment Income (Loss)†	0.06	(0.02)	0.01	—	^
Net Realized and Unrealized Gain	3.71	1.19	0.65	1.48

Total from Investment Operations	3.77	1.17	0.66	1.48

Dividends and Distributions from:
Net Investment Income	(0.12)	—	—	—
Net Realized Gains	(0.02)	(0.04)	(0.03)	—

Total Dividends and Distributions	(0.14)	(0.04)	(0.03)	—

Net Asset Value, End of Year	$16.87	$13.24	$12.11	$11.48

Total Return††	28.71%	9.68%	5.76%	14.80%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$4,201	$1,297	$353	$234
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.28%@	1.20	%@**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	1.55%	2.71%	5.84%	13.67	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	0.42%	(0.13)%	0.08%	0.02	%**
Portfolio Turnover Rate	33%	21%	19%	17	%***

*	Commenced operations on March 31, 2010.
**	Annualized
***	Not annualized.
†	Per share calculations were performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.
^	Amount less then $0.01.
@	Ratio would have been 1.35% had the Fund been charged the full 0.25% for shareholder servicing fees.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

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OCTOBER 31, 2013

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment global company with 45 funds. The financial statements herein are those of the Sands Capital Global Growth Fund (the “Fund”). The Fund consists of Institutional and Investor share classes which commenced operations on March 31, 2010. The investment objective of the Fund is long-term capital appreciation. The Fund, a diversified fund, invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developing or emerging markets. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Fund.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last reported sales price if the security is

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actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be

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called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Fund uses Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Fund’s Administrator and can request that a meeting of the Committee be held. As of October 31, 2013, there were no securities valued in accordance with fair value procedures.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP; the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to

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valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2013, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2013, there were no transfers between levels.

For the year ended October 31, 2013, there have been no significant changes to the Fund’s fair value methodologies.

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Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the year ended October 31, 2013, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2013, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund

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is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. Such fees are retained by the Fund for the benefit of the remaining shareholders. For the year ended October 31, 2013, Institutional Class and Investor Class retained $1,229 and $0 in redemption fees, respectively.

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3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

The services provided by the Chief Compliance Officer (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for an annual fee equal to 0.15% of the first $250 million, 0.12% of the next $250 million and 0.10% of any amount above $500 million of the Fund’s average daily net assets, subject to a minimum fee of $150,000 plus $10,000 per each additional class.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the year ended October 31, 2013, the Investor Shares incurred 0.25% of average daily net assets or $5,791 of shareholder servicing fees.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

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During the year ended October 31, 2013, the Fund earned cash management credits of $4 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5.	Investment Advisory Agreement:

Sands Capital Management, LLC (the “Adviser”) serves as the investment adviser for the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.10% and 1.35% of the Fund’s Institutional Shares’ and Investor Shares’ average daily net assets, respectively. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. To date, no fees were recaptured. At October 31, 2013, the amount the Adviser may seek as reimbursement of previously waived and reimbursed fees for the Fund was as follows:

Expense Deferred in Fiscal Period Ending, October 31:	Subject to Repayment Until, October 31:		Sands Capital Global Growth Fund
2011	2014		$393,437
2012	2015		353,176
2013	2016		205,409

		Total	$952,022

6.	Investment Transactions:

For the year ended October 31, 2013, the Fund made purchases of $85,715,737 and sales of $31,774,035 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long term U.S. Government securities.

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OCTOBER 31, 2013

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences that are primarily attributable to foreign currency gain (loss) have been reclassified to (from) the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$(38,638)	$38,638

These reclassifications had no impact on the net assets or net values of the Fund.

The tax character of dividends and distributions declared during the fiscal years ended October 31, 2013 and 2012 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2013	$695,196	$70,041	$765,237
2012	12,165	33,790	45,955

As of October 31, 2013, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$22,350
Undistributed Long-Term Capital Gain	2,447,278
Unrealized Appreciation	27,082,810

Total Net Distributable Earnings	$29,552,438

For Federal income tax purposes, the cost of securities owned at October 31, 2013, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes,

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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primarily due to wash sales which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Fund at October 31, 2013, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$109,971,838	$29,083,347	$(1,969,943)	$27,113,404

8.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9.	Concentration of Risks:

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized or unrealized or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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capital gains are earned/recognized. At October 31, 2013, the net assets of the Fund were comprised of U.S. denominated securities, foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

10.	Other:

At October 31, 2013, 61% of Institutional Shares outstanding were held by one shareholder and 77% of Investors Shares outstanding by three shareholders of record owning 10% or greater of the aggregate total shares outstanding. The Institutional Shares shareholder and two of the Investor Shares shareholders were omnibus accounts that were held on behalf of various shareholders. 10% of Investor shares outstanding were held by an affiliate of the Adviser.

11.	Subsequent Event:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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OCTOBER 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Sands Capital Global Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sands Capital Global Growth Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period March 31, 2010 (commencement of operations) to October 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sands Capital Global Growth Fund of The Advisors’ Inner Circle Fund at October 31, 2013, the results of its operations for the year then ended, the

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changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and the period March 31, 2010 (commencement of operations) to October 31, 2010, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 27, 2013

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

•  Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•  Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/13	Ending Account Value 10/31/13	Annualized Expense Ratios	Expenses Paid During Period*
Sands Capital Global Growth Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,152.20	1.10%	$5.97
Investor Shares	1,000.00	1,150.80	1.35	7.32

Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,019.66	1.10%	$5.60
Investor Shares	1,000.00	1,018.40	1.35	6.87

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the commencement of operations period shown).

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OCTOBER 31, 2013

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED
BOARD MEMBERS[3,4]
ROBERT NESHER 67 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 73 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT
BOARD MEMBERS[4]
CHARLES E. CARLBOM 79 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust's Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 45 funds in The Advisors' Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2013

defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-826-5646. The following chart lists Trustees and Officers as of October 31, 2013.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds . Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited . Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds; Director of Oregon Transfer Co.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., "public companies") or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2013

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)
JOHN K. DARR 69 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 61 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.
MITCHELL A. JOHNSON 71 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 70 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008 – 2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 57 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust's Declaration of Trust.

3	Board Members oversee 45 funds in The Advisors' Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2013

Other Directorships Held by Board Member[4]

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, The Korea Fund, Inc.
Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., "public companies") or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2013

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)
JAMES M. STOREY 82 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.
GEORGE J. SULLIVAN, JR. 70 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 48 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
MICHAEL LAWSON 53 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005.
RUSSELL EMERY 50 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust's Declaration of Trust.

3	Board Members oversee 45 funds in The Advisors' Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2013

Other Directorships Held by Member/Officer[4]

Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust. Trustee of SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. until December 2010.

Current Directorships: Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP Adviser Managed Trust and New Covenant Funds; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

None.
None.
None.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., "public companies") or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2013

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)
DIANNE M. DESCOTEAUX 36 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
EDWARD McCUSKER 29 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI's Private Trust Company 2006 – 2008. SEI's Private Banking 2008 – 2010. AML SEI Private Trust Company 2010 – 2011. AML Manager of SEI Investments 2011 – 2013. AML and Privacy Officer 2013.
JOHN MUNCH 42 yrs. old	Vice President and Assistant Secretary (since 2012)	Attorney at SEI Investments Company since 2001.
LISA WHITTAKER 35 yrs. old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012 – present). Associate Counsel, The Glenmede Trust Company (2011 – 2012). Associate, Drinker Biddle & Reath LLP (2006 – 2011).

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2013

Other Directorships Held by Officer

None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2013

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2013 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2013 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2013, the Portfolio is designating the following items with regard to distributions paid during the year.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividend(4)	Short Term Capital Gain Dividends(5)
9.15%	90.85%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned Portfolios to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of The Advisors’ Inner Circle Fund – Sands Capital Growth Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2013. Complete information will be computed and reported in conjunction with your 2013 Form 1099-DIV.

Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, MO 64121

888-826-5646

Adviser:

Sands Capital Management, LLC

1101 Wilson Boulevard, Suite 2300

Arlington, VA 22209

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAN-AR-001-0400

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$131,000	$0	$0	$250,692	$0	$0
(b)	Audit-Related Fees	$24,800	$0	$0	$12,000	$0	$0
(c)	Tax Fees	$23,755	$0	$0	$55,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$489,500	N/A	N/A	$406,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$10,166	N/A	N/A	$11,292	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$199,000	N/A	N/A	$120,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$71,070	N/A	N/A	$69,000	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$17,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2013	2012
Audit-Related Fees	19%	5%
Tax Fees	18%	23%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	2%	3%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	36%	58%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)	Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $1,616,000 and $29,771,000 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $90,266 and $296,142 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2013 and 2012, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2014

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer, Controller & CFO
Date: January 9, 2014

*	Print the name and title of each signing officer under his or her signature.